EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheets.

                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                    $735,750,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-11




                       [GRAPHIC OMITTED] Countrywide[sm]
                                  HOME LOANS
                          Seller and Master Servicer

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Term Sheet                                                                                               Date: October 21, 2004

                                                     $735,750,000 (Approximate)
                                          CWABS Asset-Backed Certificates, Series 2004-11

-------------------------------------------------------------------------------------------------------------------------------
                                                 Payment                                 Last
                                WAL              Window              Expected          Scheduled
 Class    Principal           (Years)            (Mos)                Ratings        Distribution          Certificate
 (1)(2)  Balance (3)         Call/Mat(4)        Call/Mat(4)       (S&P/Fitch) (5)        Date                Type
 ------  -----------         -----------        -----------       ---------------        ----                ----
A-1     $192,097,000         1.00 / 1.00     1 - 21 / 1 - 21          [AAA]/AAA       Sep 2021          Floating Rate Senior
A-2     $339,426,000         2.88 / 2.88    21 - 64 / 21 - 64         [AAA]/AAA       Mar 2033          Floating Rate Senior
A-3      $86,477,000         6.53 / 7.99    64 - 83 / 64 - 186        [AAA]/AAA       Apr 2035          Floating Rate Senior
M-1      $37,125,000         4.80 / 5.27    39 - 83 / 39 - 149        [AA+]/AA+       Mar 2035         Floating Rate Mezzanine
M-2      $18,750,000         4.78 / 5.22    38 - 83 / 38 - 138         [AA]/AA        Feb 2035         Floating Rate Mezzanine
M-3       $9,375,000         4.77 / 5.19    38 - 83 / 38 - 130        [AA-]/AA-       Jan 2035         Floating Rate Mezzanine
M-4       $9,375,000         4.77 / 5.16    38 - 83 / 38 - 126         [A+]/A+        Jan 2035         Floating Rate Mezzanine
M-5       $9,375,000         4.77 / 5.13    37 - 83 / 37 - 121          [A]/A         Dec 2034         Floating Rate Mezzanine
M-6       $9,375,000         4.76 / 5.07    37 - 83 / 37 - 115         [A-]/A-        Nov 2034         Floating Rate Mezzanine
M-7       $9,375,000         4.76 / 5.01    37 - 83 / 37 - 107       [BBB+]/BBB+      Oct 2034         Floating Rate Mezzanine
M-8       $9,375,000         4.76 / 4.88    37 - 83 / 37 - 98         [BBB]/BBB       Aug 2034         Floating Rate Mezzanine
B         $5,625,000         4.70 / 4.70    37 - 83 / 37 - 85        [BBB-]/BBB-      Apr 2034        Floating Rate Subordinate
-------------------------------------------------------------------------------------------------------------------------------
 Total:  $735,750,000
-------------------------------------------------------------------------------------------------------------------------------

(1) The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Senior Certificates") and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by cashflows from the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4) See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: [Standard and Poor's, Michael Mc Cormick 213-438-1937; Fitch, Kei Ishidoya 212-908-0238 .]

Trust:                     Asset-Backed Certificates, Series 2004-11.

Depositor:                 CWABS, Inc.

Seller:                    Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:           Countrywide Home Loans Servicing LP.

Underwriters:              Countrywide Securities Corporation (Lead Manager)
                           and Banc of America Securities LLC (Co-Manager)

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:      The Senior Certificates and the Subordinate
                           Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:  The "Non-Offered Certificates" consist of the Class
                           C, Class P and Class A-R Certificates.

                           The Offered Certificates and Non-Offered
                           Certificates are together referred to herein as the "Certificates."



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Federal Tax Status:        It is anticipated that the Offered Certificates
                           will represent ownership of REMIC regular interests for tax purposes.

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC, Clearstream, and the Euroclear System.

Statistical Pool
Calculation Date:          October 1, 2004.

Cut-off Date:              As to any Mortgage Loan, the later of October 1,
                           2004 and the origination date of such Mortgage
                           Loan.

Expected Pricing Date:     October [25], 2004.

Expected Closing Date:     October 29, 2004.

Expected Settlement Date:  October 29, 2004.

Distribution Date:         The 25th day of each month (or, if not a business
                           day, the next succeeding business day), commencing in November 2004.

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will not include accrued interest
                           (i.e., settling flat).

Interest Accrual Period:   The "Interest Accrual Period" for each Distribution
                           Date with respect to the Offered Certificates will be the period beginning with the previous
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:         The Offered Certificates are expected to be
                           eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal
                           Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:         The Senior Certificates, the Class M-1, Class M-2
                           and Class M-3 Certificates will constitute
                           "mortgage related securities" for the purposes of SMMEA.

Optional Termination:      The "Clean-up Call" may be exercised once the
                           aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:  The Offered Certificates will be priced based on the following collateral prepayment assumptions:


                           ------------------------------------------------------------
                           Fixed Rate Mortgage Loans
                           ------------------------------------------------------------
                           100% PPC assumes 20% HEP (i.e., prepayments start at 2.0%
                           CPR in month one, and increase by 2.0% CPR each month to
                           20% CPR in month ten, and remain at 20% CPR thereafter).
                           ------------------------------------------------------------

                           ------------------------------------------------------------
                           Adjustable Rate Mortgage Loans
                           ------------------------------------------------------------
                           100% PPC, which assumes 4% CPR in month 1, an additional
                           1/11th of 16% CPR for each month thereafter, building to
                           20% CPR in month 12 and remaining constant at 20% CPR
                           until month 26, increasing to and remaining constant at
                           60% CPR from month 27 until month 30 and decreasing and
                           remaining constant at 32% CPR from month 31 and
                           thereafter; provided, however, the prepayment rate will
                           not exceed 85% CPR per annum in any period for any
                           percentage of PPC.
                           ------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Mortgage Loans:            The collateral tables included in these
                           Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation
                           Date (the "Statistical Pool"). It is expected that
                           (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain
                           Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool").
                           The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                           As of the Statistical Pool Calculation Date, the principal balance of the Statistical Pool Mortgage Loans was approximately $650,389,696.58 of which approximately $578,731,251.05 were adjustable rate mortgage loans and approximately $71,658,445.53 were fixed rate mortgage loans made to credit blemished borrowers (the "Mortgage Loans").

Pass-Through Rate:         The "Pass-Through Rate" for each class of Offered
                           Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the Net Rate Cap.

Adjusted Net
Mortgage Rate:             The "Adjusted Net Mortgage Rate" for each Mortgage
                           Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:              The "Net Rate Cap" is generally equal to the
                           weighted average Adjusted Net Mortgage Rate of the Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net Rate Carryover:        For any Class of Offered Certificates and any
                           Distribution Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net
                           Rate Cap, and (b) the aggregate of any unpaid Net
                           Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the Corridor Contract and any remaining
                           Excess Cashflow ,as described under the heading
                           "Certificates Priority of Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Corridor Contract:         The Trust will include one Corridor Contract for
                           the benefit of the Offered Certificates (the
                           "Corridor Contract"). After the Closing Date, the notional amount of the Corridor Contract amortizes down pursuant to the amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Certificates. With respect to each Distribution Date, payments received on the Corridor Contract will be available to pay the holders of the Offered Certificates any related Net
                           Rate Carryover. Amounts received under the Corridor
                           Contract will be paid to the Offered Certificates, first based on the certificate principal balances thereof and second based on any remaining unpaid
                           Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Certificates on such Distribution Date will be distributed to the holder of the Class C
                           Certificates and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:        The Trust will include the following credit
                           enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                           Certificates, as the case may be:

                           1)    Subordination
                           2)    Overcollateralization
                           3)    Excess Cashflow


                     ----------------------------------------------------------------------
                          Class         S&P/Fitch                             Target
                                                         Initial          Subordination at
                                                      Subordination (1)      Stepdown
                     ----------------------------------------------------------------------
                     Senior             [AAA]/AAA          17.60%             35.20%
                     Certificates
                     ----------------------------------------------------------------------
                     M-1                [AA+]/AA+          12.65%             25.30%
                     ----------------------------------------------------------------------
                     M-2                 [AA]/AA           10.15%             20.30%
                     ----------------------------------------------------------------------
                     M-3                [AA-]/AA-           8.90%             17.80%
                     ----------------------------------------------------------------------
                     M-4                 [A+]/A+            7.65%             15.30%
                     ----------------------------------------------------------------------
                     M-5                  [A]/A             6.40%             12.80%
                     ----------------------------------------------------------------------
                     M-6                 [A-]/A-            5.15%             10.30%
                     ----------------------------------------------------------------------
                     M-7               [BBB+]/BBB+          3.90%              7.80%
                     ----------------------------------------------------------------------
                     M-8                [BBB]/BBB           2.65%              5.30%
                     ----------------------------------------------------------------------
                     B                 [BBB-]/BBB-          1.90%              3.80%
                     ----------------------------------------------------------------------

                           (1) Initial Overcollateralization at closing is 1.90%. Does not include any credit for Excess Interest.

Subordination:             The Subordinate Certificates will be subordinate
                           to, and provide credit support for, the Senior
                           Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                           M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                           Class M-8 and Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Overcollateralization:     On the Closing Date, the principal balance of the
                           Mortgage Loans will exceed the principal balance of the Certificates, resulting in
                           Overcollateralization equal to the Initial
                           Overcollateralization Target (as defined below).
                           Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess
                           Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target:                    Prior to the Stepdown Date, the
                           Overcollateralization Target will be equal to 1.90% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The
                           Overcollateralization Target will be met on the Closing Date.

                           On or after the Stepdown Date, the
                           Overcollateralization Target will be equal to 3.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target for that Distribution Date will be equal to the Overcollateralization Target on the immediately preceding Distribution Date.

Excess Cashflow:           "Excess Cashflow" for any Distribution Date will be
                           equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Trigger Event:             A "Trigger Event" will be in effect on a
                           Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:       With respect to the Certificates, a "Delinquency
                           Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds [TBD%] of the Senior Enhancement Percentage. The "Senior
                           Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage Loans for the preceding
                           Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:   A "Cumulative Loss Trigger" will be in effect on a
                           Distribution Date on or after the Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage
                           Loans, as set forth below:

                      Period (month)    Percentage
                      --------------    ----------
                      37 - 48           [TBD%] with respect to November 2007,
                                        plus an additional 1/12th of [TBD%]
                                        for each month thereafter
                      49 - 60           [TBD%] with respect to November 2008,
                                        plus an additional 1/12th of [TBD%]
                                        for each month thereafter
                      61 - 72           [TBD%] with respect to November 2009,
                                        plus an additional 1/12th of [TBD%]
                                        for each month thereafter
                      73+               [TBD%]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Stepdown Date:             The earlier to occur of:
                           (i)   the Distribution Date on which the aggregate
                                 principal balance of the Senior Certificates is reduced to zero; and
                           (ii)  the later to occur of:
                                    a.  the Distribution Date in November 2007.
                                    b.  the first Distribution Date on which
                                        the aggregate principal balance of the
                                        Senior Certificates is less than or
                                        equal to 64.80% of the aggregate
                                        principal balance of the Mortgage
                                        Loans for such Distribution Date.

Allocation of Losses:      Any realized losses on the Mortgage Loans not
                           covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate
                           Certificates, in the following order: to the Class
                           B, Class M-8, Class M-7, Class M-6, Class M-5,
                           Class M-4, Class M-3, Class M-2 and Class M-1
                           Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Interest funds sequentially, as follows: (i) to the Senior Certificates current and unpaid interest, and then (ii) from any remaining interest funds current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                           2) Principal funds, sequentially, as follows: (i) to the Senior Certificates, and then (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                           3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as applicable) to restore Overcollateralization as described under "Overcollateralization Target" and "Principal Paydown," respectively;
                           4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                           5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                           6) To the Class C Certificates, any remaining amount.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
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A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Principal Paydown:         Prior to the Stepdown Date or if a Trigger Event is
                           in effect on any Distribution Date, 100% of the available principal funds will be paid to the Senior Certificates in the amounts and order of the priority described under "Senior Principal
                           Distribution" below, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                           M-6, Class M-7, Class M-8 and Class B Certificates.

                           On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates in the amounts and order of the priority described under "Senior Principal Distribution" below, such that the Senior Certificates will have 35.20% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 25.30% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 20.30% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 17.80% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 15.30% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 12.80% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 10.30% Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7 Certificates will have 7.80% Subordination, (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 5.30% Subordination and (x) tenth, to the Class B Certificates such that the Class B Certificates will have 3.80% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor .

Senior Principal
Distribution:              Principal distributed to the Senior Certificates
                           will be distributed sequentially to the Class A-1, Class A-2, and the Class A-3 Certificates, in that order, in each case until reduced to zero.





     Discount Margin Tables, Corridor Contracts Schedule, Available Funds
                  Schedules and Collateral Tables to Follow





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
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A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        Discount Margin Tables (%) (1)


       Class A-1 (To Call)
       ---------------------------------------------------------
            Margin         0.150%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         15     15      15     15      15
       =========================================================
        WAL (yr)            1.56   1.22    1.00   0.86    0.77
        MDUR (yr)           1.54   1.21    0.99   0.86    0.76
        First Prin Pay     Nov04   Nov04  Nov04   Nov04  Nov04
        Last Prin Pay      Apr07   Dec06  Jul06   Mar06  Jan06
       ---------------------------------------------------------

       Class A-1 (To
       Maturity)
       ---------------------------------------------------------
            Margin         0.150%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         15     15      15     15      15
       =========================================================
        WAL (yr)            1.56   1.22    1.00   0.86    0.77
        MDUR (yr)           1.54   1.21    0.99   0.86    0.76
        First Prin Pay     Nov04   Nov04  Nov04   Nov04  Nov04
        Last Prin Pay      Apr07   Dec06  Jul06   Mar06  Jan06
       ---------------------------------------------------------

       Class A-2 (To Call)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         35     35      35     35      35
       =========================================================
        WAL (yr)            5.16   3.66    2.88   2.31    2.04
        MDUR (yr)           4.84   3.51    2.79   2.25    2.00
        First Prin Pay     Apr07   Dec06  Jul06   Mar06  Jan06
        Last Prin Pay      Apr15   Dec11  Feb10   Dec08  May07
       ---------------------------------------------------------

       Class A-2 (To
       Maturity)
       ---------------------------------------------------------
            Margin         0.350%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         35     35      35     35      35
       =========================================================
        WAL (yr)            5.16   3.66    2.88   2.31    2.04
        MDUR (yr)           4.84   3.51    2.79   2.25    2.00
        First Prin Pay     Apr07   Dec06  Jul06   Mar06  Jan06
        Last Prin Pay      Apr15   Dec11  Feb10   Dec08  May07
       ---------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


       Class A-3 (To Call)
       ---------------------------------------------------------
            Margin         0.530%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         53     53      53     53      53
       =========================================================
        WAL (yr)           12.82   8.79    6.53   5.10    3.39
        MDUR (yr)          11.02   7.92    6.05   4.81    3.26
        First Prin Pay     Apr15   Dec11  Feb10   Dec08  May07
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class A-3 (To
       Maturity)
       ---------------------------------------------------------
            Margin         0.530%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         60     61      62     62      63
       =========================================================
        WAL (yr)           15.31   10.68   7.99   6.23    4.27
        MDUR (yr)          12.67   9.33    7.22   5.75    4.02
        First Prin Pay     Apr15   Dec11  Feb10   Dec08  May07
        Last Prin Pay      Jan31   Jan25  Apr20   Dec16  Sep14
       ---------------------------------------------------------

       Class M-1 (To Call)
       ---------------------------------------------------------
            Margin         0.700%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         70     70      70     70      70
       =========================================================
        WAL (yr)            9.14   6.28    4.80   4.22    4.25
        MDUR (yr)           8.04   5.75    4.49   4.00    4.03
        First Prin Pay     Jun09   Feb08  Jan08   Apr08  Oct08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-1 (To
       Maturity)
       ---------------------------------------------------------
            Margin         0.700%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         72     73      73     72      73
       =========================================================
        WAL (yr)            9.96   6.89    5.27   4.58    4.68
        MDUR (yr)           8.58   6.21    4.87   4.30    4.41
        First Prin Pay     Jun09   Feb08  Jan08   Apr08  Oct08
        Last Prin Pay      Aug27   Apr21  Mar17   Jul14  Aug12
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


       Class M-2 (To Call)
       ---------------------------------------------------------
            Margin         0.850%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         85     85      85     85      85
       =========================================================
        WAL (yr)            9.14   6.28    4.78   4.09    3.93
        MDUR (yr)           7.98   5.72    4.46   3.86    3.73
        First Prin Pay     Jun09   Feb08  Dec07   Mar08  Jun08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-2 (To
       Maturity)
       ---------------------------------------------------------
            Margin         0.850%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00         87     88      88     88      88
       =========================================================
        WAL (yr)            9.92   6.85    5.22   4.42    4.21
        MDUR (yr)           8.48   6.14    4.81   4.14    3.97
        First Prin Pay     Jun09   Feb08  Dec07   Mar08  Jun08
        Last Prin Pay      Mar26   Feb20  Apr16   Oct13  Jan12
       ---------------------------------------------------------


       Class M-3 (To Call)
       ---------------------------------------------------------
            Margin         1.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        100     100    100     100    100
       =========================================================
        WAL (yr)            9.14   6.28    4.77   4.04    3.79
        MDUR (yr)           7.91   5.69    4.43   3.81    3.59
        First Prin Pay     Jun09   Feb08  Dec07   Feb08  May08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-3 (To
       Maturity)
       ---------------------------------------------------------
            Margin         1.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        103     103    103     103    103
       =========================================================
        WAL (yr)            9.88   6.82    5.19   4.36    4.06
        MDUR (yr)           8.38   6.08    4.76   4.07    3.82
        First Prin Pay     Jun09   Feb08  Dec07   Feb08  May08
        Last Prin Pay      Apr25   Apr19  Aug15   Apr13  Aug11
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
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A Countrywide Capital Markets Company
------------------------------------------------------------------------------


       Class M-4 (To Call)
       ---------------------------------------------------------
            Margin         1.250%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        125     125    125     125    125
       =========================================================
        WAL (yr)            9.14   6.28    4.77   4.03    3.72
        MDUR (yr)           7.81   5.63    4.40   3.77    3.51
        First Prin Pay     Jun09   Feb08  Dec07   Jan08  Apr08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-4 (To
       Maturity)
       ---------------------------------------------------------
            Margin         1.250%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        128     129    129     129    129
       =========================================================
        WAL (yr)            9.84   6.79    5.16   4.32    3.97
        MDUR (yr)           8.24   6.00    4.70   4.01    3.72
        First Prin Pay     Jun09   Feb08  Dec07   Jan08  Apr08
        Last Prin Pay      Sep24   Oct18  Apr15   Dec12  May11
       ---------------------------------------------------------


       Class M-5 (To Call)
       ---------------------------------------------------------
            Margin         1.400%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        140     140    140     140    140
       =========================================================
        WAL (yr)            9.14   6.28    4.77   3.99    3.66
        MDUR (yr)           7.75   5.60    4.37   3.72    3.44
        First Prin Pay     Jun09   Feb08  Nov07   Jan08  Mar08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-5 (To
       Maturity)
       ---------------------------------------------------------
            Margin         1.400%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        143     144    144     144    144
       =========================================================
        WAL (yr)            9.79   6.75    5.13   4.26    3.89
        MDUR (yr)           8.15   5.93    4.65   3.94    3.63
        First Prin Pay     Jun09   Feb08  Nov07   Jan08  Mar08
        Last Prin Pay      Dec23   Mar18  Nov14   Aug12  Feb11
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


       Class M-6 (To Call)
       ---------------------------------------------------------
            Margin         1.500%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        150     150    150     150    150
       =========================================================
        WAL (yr)            9.14   6.28    4.76   3.98    3.60
        MDUR (yr)           7.71   5.58    4.35   3.70    3.38
        First Prin Pay     Jun09   Feb08  Nov07   Dec07  Feb08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-6 (To
       Maturity)
       ---------------------------------------------------------
            Margin         1.500%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        153     154    154     154    154
       =========================================================
        WAL (yr)            9.72   6.69    5.07   4.22    3.81
        MDUR (yr)           8.06   5.87    4.59   3.90    3.55
        First Prin Pay     Jun09   Feb08  Nov07   Dec07  Feb08
        Last Prin Pay      Feb23   Aug17  May14   Mar12  Oct10
       ---------------------------------------------------------


       Class M-7 (To Call)
       ---------------------------------------------------------
            Margin         2.500%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        250     250    250     250    250
       =========================================================
        WAL (yr)            9.14   6.28    4.76   3.95    3.55
        MDUR (yr)           7.32   5.37    4.22   3.59    3.27
        First Prin Pay     Jun09   Feb08  Nov07   Dec07  Jan08
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-7 (To
       Maturity)
       ---------------------------------------------------------
            Margin         2.500%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 100-00        254     255    255     255    255
       =========================================================
        WAL (yr)            9.60   6.60    5.01   4.14    3.71
        MDUR (yr)           7.57   5.58    4.40   3.73    3.39
        First Prin Pay     Jun09   Feb08  Nov07   Dec07  Jan08
        Last Prin Pay      Jan22   Oct16  Sep13   Sep11  May10
       ---------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


       Class M-8 (To Call)
       ---------------------------------------------------------
            Margin         3.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 98.95         315     320    325     329    332
       =========================================================
        WAL (yr)            9.14   6.28    4.76   3.94    3.51
        MDUR (yr)           7.11   5.26    4.15   3.52    3.19
        First Prin Pay     Jun09   Feb08  Nov07   Nov07  Dec07
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class M-8 (To
       Maturity)
       ---------------------------------------------------------
            Margin         3.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 98.95         317     322    327     332    335
       =========================================================
        WAL (yr)            9.37   6.44    4.88   4.04    3.60
        MDUR (yr)           7.23   5.36    4.24   3.59    3.25
        First Prin Pay     Jun09   Feb08  Nov07   Nov07  Dec07
        Last Prin Pay      Aug20   Sep15  Dec12   Feb11  Dec09
       ---------------------------------------------------------


       Class B (To Call)
       ---------------------------------------------------------
            Margin         3.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 83.04         564     657    750     831    883
       =========================================================
        WAL (yr)            9.02   6.19    4.70   3.87    3.47
        MDUR (yr)           6.65   4.93    3.90   3.31    3.02
        First Prin Pay     Jun09   Feb08  Nov07   Nov07  Dec07
        Last Prin Pay      May18   Feb14  Sep11   Mar10  Feb09
       ---------------------------------------------------------

       Class B (To
       Maturity)
       ---------------------------------------------------------
            Margin         3.000%
       ---------------------------------------------------------
       Percent of Pricing   50%     75%    100%   125%    150%
       Prepayment Speed

       =========================================================
         DM @ 83.04         564     656    750     831    882
       =========================================================
        WAL (yr)            9.02   6.19    4.70   3.87    3.47
        MDUR (yr)           6.65   4.93    3.90   3.31    3.02
        First Prin Pay     Jun09   Feb08  Nov07   Nov07  Dec07
        Last Prin Pay      Aug18   Apr14  Nov11   Apr10  Apr09
       ---------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                  (All Bonds) Corridor Contract Agreement Schedule and Strike Rates

-----------------------------------------------------------------------------------------------------------------------

                   Notional Schedule    Cap Strike  Cap Ceiling            Notional Schedule   Cap Strike  Cap Ceiling
Period                    ($)               (%)         (%)      Period           ($)              (%)         (%)
-----------------------------------------------------------------------------------------------------------------------
   1                 735,750,000.00      7.15519%    8.25000%      43       250,146,326.00      9.13386%    10.07684%
   2                 732,841,059.00      6.41452%    8.25000%      44       242,574,913.00      8.82619%    10.08195%
   3                 728,951,543.00      6.19938%    8.25000%      45       235,236,501.00      9.12284%    10.07664%
   4                 724,085,519.00      6.19924%    8.25000%      46       228,123,797.00      8.81498%    10.08212%
   5                 718,246,167.00      6.89008%    8.25000%      47       221,229,796.00      8.81003%    10.08245%
   6                 711,440,359.00      6.19897%    8.25000%      48       214,547,696.00      9.12539%    10.05192%
   7                 703,678,843.00      6.41394%    8.25000%      49       208,071,556.00      9.43137%    10.61704%
   8                 694,976,932.00      6.19885%    8.25000%      50       201,816,860.00      9.74665%    10.59661%
   9                 685,353,168.00      6.41359%    8.25000%      51       195,753,525.00      9.41699%    10.61896%
   10                674,830,007.00      6.19852%    8.25000%      52       189,875,623.00      9.40983%    10.61985%
   11                663,471,092.00      6.19843%    8.25000%      53       184,177,416.00     10.43724%    10.55399%
   12                651,429,685.00      6.41328%    8.25000%      54       178,653,335.00      9.40919%    10.62824%
   13                638,809,082.00      6.19773%    8.25000%      55       173,298,102.00      9.86634%     9.86634%
   14                626,424,465.00      6.41224%    8.25000%      56       168,121,534.00      9.53233%     9.73433%
   15                614,272,364.00      6.19723%    8.25000%      57       163,102,539.00      9.85025%     9.85025%
   16                602,348,475.00      6.19714%    8.25000%      58       158,236,244.00      9.51656%     9.74099%
   17                590,648,540.00      6.88780%    8.25000%      59       153,517,938.00      9.50896%     9.74456%
   18                579,168,379.00      6.19695%    8.25000%      60       148,943,057.00      9.83826%     9.83826%
   19                567,903,893.00      6.41189%    8.25000%      61       144,507,219.00      9.62177%     9.76960%
   20                556,851,065.00      6.19689%    8.25000%      62       140,207,668.00      9.94231%     9.94231%
   21                546,005,936.00      6.41158%    8.25000%      63       136,038,198.00      9.60509%     9.77831%
   22                535,364,614.00      6.19659%    8.25000%      64       131,995,073.00      9.59667%     9.78285%
   23                524,923,308.00      6.20397%    8.24994%      65       128,074,406.00     10.64261%    10.64261%
   24                514,678,703.00      6.60112%    8.24994%      66       124,272,432.00      9.59031%     9.80271%
   25                504,612,126.00      6.39116%    9.24994%      67       120,585,501.00     10.01477%    10.01477%
   26                494,352,667.00      6.61081%    9.24994%      68       117,010,079.00      9.67474%     9.91373%
   27                482,324,972.00      6.37925%    9.24994%      69       113,542,740.00      9.99618%     9.99618%
   28                448,544,363.00      6.37719%    9.24994%      70       110,180,164.00      9.65657%     9.92253%
   29                417,189,040.00      7.08676%    9.24936%      71       106,919,136.00      9.64766%     9.92724%
   30                388,310,756.00      6.44744%    9.23824%      72       103,756,539.00      9.97733%     9.97733%
   31                362,622,619.00      6.68912%    9.23698%      73       100,689,354.00      9.72607%    10.03317%
   32                351,121,582.00      6.46530%    9.23740%      74        97,714,655.00     10.04873%    10.04873%
   33                339,991,666.00      6.68819%    9.23699%      75        94,825,475.00      9.70679%    10.04179%
   34                329,206,154.00      6.46510%    9.23744%      76        91,916,801.00      9.69705%    10.04613%
   35                318,754,352.00      6.46528%    9.23572%      77        89,095,697.00     10.75218%    10.75218%
   36                308,625,766.00      6.72444%    9.16949%      78        86,359,481.00      9.68533%    10.06286%
   37                298,811,463.00      7.76477%   10.16408%      79        83,705,555.00     10.08439%    10.08934%
   38                291,979,452.00      8.02884%   10.16058%      80        81,131,401.00      9.74083%    10.14717%
   39                283,078,270.00      7.75858%   10.16358%      81        78,634,580.00     10.06317%    10.09809%
   40                274,452,658.00      7.75585%   10.16370%      82        76,212,727.00      9.72012%    10.15564%
   41                266,094,008.00      8.30530%   10.15580%      83        73,863,551.00      9.70986%    10.16011%
   42                257,994,011.00      7.77089%   10.09212%
-----------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                 (All Bonds) Available Funds Rate Schedule(1)
                 --------------------------------------------

------------------------------------------------------  --------------------------------------------------
                 Available Funds    Available Funds                    Available Funds   Available Funds
Period              Rate (%)            Rate (%)         Period             Rate (%)          Rate (%)
-------------    -----------------  ------------------  -----------    ----------------  -----------------
                     (2)                 (3)                                (2)               (3)
   1                7.405               7.405              47              7.794             10.500
   2                6.665               8.500              48              8.051             10.500
   3                6.449               8.500              49              7.787             11.500
   4                6.449               8.500              50              8.043             11.500
   5                7.140               8.500              51              7.780             11.500
   6                6.449               8.500              52              7.777             11.500
   7                6.664               8.500              53              8.606             11.500
   8                6.449               8.500              54              7.770             11.500
   9                6.664               8.500              55              8.026             11.686
  10                6.449               8.500              56              7.764             11.500
  11                6.448               8.500              57              8.019             11.663
  12                6.663               8.500              58              7.757             11.500
  13                6.448               8.500              59              7.753             11.500
  14                6.662               8.500              60              8.008             11.632
  15                6.447               8.500              61              7.746             12.000
  16                6.447               8.500              62              8.001             12.234
  17                7.138               8.500              63              7.739             12.000
  18                6.447               8.500              64              7.736             12.000
  19                6.662               8.500              65              8.560             13.065
  20                6.447               8.500              66              7.728             12.000
  21                6.662               8.500              67              7.982             12.167
  22                6.447               8.500              68              7.721             12.000
  23                6.452               8.500              69              7.975             12.139
  24                6.806               8.500              70              7.714             12.000
  25                6.595               9.500              71              7.710             12.000
  26                6.813               9.500              72              7.963             12.097
  27                6.585               9.500              73              7.702             12.000
  28                6.584               9.500              74              7.955             12.068
  29                7.287               9.500              75              7.695             12.000
  30                6.582               9.500              76              7.691             12.000
  31                6.806               9.500              77              8.511             12.884
  32                6.586               9.500              78              7.683             12.000
  33                6.804               9.500              79              7.935             12.000
  34                6.585               9.500              80              7.675             12.000
  35                6.585               9.500              81              7.927             12.000
  36                6.817               9.500              82              7.667             12.000
  37                7.795               10.500             83              7.663             12.000
  38                8.052               10.500          --------------------------------------------------
  39                7.789               10.500
  40                7.786               10.500
  41                8.320               10.500
  42                7.781               10.500
  43                8.067               10.500
  44                7.804               10.500
  45                8.060               10.500
  46                7.797               10.500
------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through
Rate" of the attached Computational Materials.
(2) Assumes that 1-Month LIBOR stays at 1.910%, 6-Month LIBOR stays at 2.201%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any)from the Corridor
Contract.
(3) Assumes that 1-Month and 6-Month LIBOR basis points, is run at the Pricing Prepayment Speed instantaneously increase by 2000 the collateral and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final superseded by the information prospectus supplement.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed   $650,389,697

                                Detailed Report

 Summary of Loans in Statistical Calculation Pool                                                       Range
 (As of Calculation Date)


Total Number of Loans                                                3,394
Total Outstanding Balance                                     $650,389,697
Average Loan Balance                                              $191,629                       $34,400 to $998,356
WA Mortgage Rate                                                    7.174%                        4.000% to 14.390%
Net WAC                                                             6.665%                        3.491% to 13.881%
ARM Characteristics
        WA Gross Margin                                             6.659%                        3.800% to 15.130%
        WA Months to First Roll                                         35                             3 to 36
        WA First Periodic Cap                                       1.770%                        1.000% to 3.000%
        WA Subsequent Periodic Cap                                  1.425%                        1.000% to 3.000%
        WA Lifetime Cap                                            14.056%                       10.750% to 21.390%
        WA Lifetime Floor                                           7.176%                        4.000% to 14.390%
WA Original Term (months)                                              359                           180 to 360
WA Remaining Term (months)                                             358                           173 to 360
WA LTV                                                              80.43%                         4.00% to 100.00%
   Percentage of Pool with CLTV >100%                                0.00%
WA FICO                                                               601

Secured by (% of pool)      1st Liens                             100.00%
                            2nd Liens                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   70.87%






-------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:     Top 5 Prop:        Doc Types:      Purpose Codes       Occ Codes           Grades         Orig PP Term
  -------------     -----------        ----------      -------------       ----------          ------         -------------

 CA     33.51%     SFR     76.26%    FULL   66.75%     RCO     62.16%     OO     97.88%     A     77.17%    0        29.13%
 FL      5.79%     PUD     15.29%    STATED 33.25%     PUR     33.65%     INV     1.57%     A-     7.11%    6         0.09%
 NY      4.61%     CND      5.14%                      RNC      4.19%     2H      0.55%     B      8.40%    12        5.58%
 TX      4.19%     2 FAM    2.50%                                                           C      4.92%    21        0.03%
 NJ      3.63%     3 FAM    0.47%                                                           C-     1.50%    24        8.37%
                                                                                            D      0.91%    36       51.01%
                                                                                                            60        5.79%



-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
  Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
--------------------------------------------------------------------------------------------------------------------------
                                                        Program
--------------------------------------------------------------------------------------------------------------------------


                                    CURRENT       # OF      % OF        AVERAGE        GROSS       REMG.            ORIG
DESCRIPTION                         BALANCE       LOAN      TOTAL       BALANCE         WAC        TERM   FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                           $94,000          1       0.01       $94,000        5.750      360.00   606    100.0
2/28 LIB6M                      $39,562,070        251       6.08      $157,618        7.481      358.86   608     82.7
2/28 LIB6M - IO                 $16,748,081         71       2.58      $235,888        7.045      359.36   601     81.8
3/27 LIB6M                      $317,946,847     1,846      48.89      $172,236        7.403      359.85   595     80.4
3/27 LIB6M - IO                 $204,380,252       811      31.42      $252,010        6.809      359.82   604     81.3
15Yr Fixed                        $4,033,639        38       0.62      $106,148        7.379      179.68   597     71.2
15Yr Fixed - CC                     $402,525         6       0.06       $67,088        8.822      180.00   595     70.2
20Yr Fixed                          $295,600         2       0.05      $147,800        7.335      240.00   575     72.9
30Yr Fixed                       $55,558,393       319       8.54      $174,164        7.095      359.75   616     77.2
30Yr Fixed - CC                   $1,522,920        12       0.23      $126,910        7.945      359.41   580     73.3
30Yr Fixed - IO                   $9,748,697        36       1.50      $270,797        6.492      359.96   628     75.4
30/15 Fixed Balloon                  $96,671         1       0.01       $96,671        6.875      176.00   643     29.4
--------------------------------------------------------------------------------------------------------------------------
                                $650,389,697     3,394     100.00      $191,629        7.174      358.45   601     80.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                               Original Term
--------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF        AVERAGE        GROSS       REMG.            ORIG
DESCRIPTION                         BALANCE       LOAN      TOTAL       BALANCE         WAC        TERM   FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
ARM 360                         $578,731,251     2,980      88.98      $194,205        7.188      359.76   599     80.9
Fixed 180                         $4,532,836        45       0.70      $100,730        7.497      179.63   598     70.2
Fixed 240                           $295,600         2       0.05      $147,800        7.335      240.00   575     72.9
Fixed 360                        $66,830,010       367      10.28      $182,098        7.026      359.78   616     76.9
--------------------------------------------------------------------------------------------------------------------------
                                $650,389,697     3,394     100.00      $191,629        7.174      358.45   601     80.4
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                            Range of Current Balance
---------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF        AVERAGE        GROSS       REMG.            ORIG
DESCRIPTION                         BALANCE       LOAN      TOTAL       BALANCE         WAC        TERM   FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $1,435,662        31       0.22       $46,312        9.559      336.26   584     74.8
$50,000.01 - $75,000.00          $18,675,972       291       2.87       $64,179        8.413      348.63   595     79.0
$75,000.01 - $100,000.00         $33,421,284       377       5.14       $88,651        7.859      354.16   601     78.9
$100,000.01 - $150,000.00       $100,854,035       813      15.51      $124,052        7.491      358.19   601     80.8
$150,000.01 - $200,000.00       $106,664,824       611      16.40      $174,574        7.249      358.95   600     80.6
$200,000.01 - $250,000.00        $91,100,227       410      14.01      $222,196        7.171      358.91   595     79.0
$250,000.01 - $300,000.00        $85,435,535       312      13.14      $273,832        6.825      359.18   606     79.9
$300,000.01 - $350,000.00        $63,486,966       195       9.76      $325,574        6.978      359.81   599     82.6
$350,000.01 - $400,000.00        $66,072,459       176      10.16      $375,412        6.842      358.83   601     81.0
$400,000.01 - $450,000.00        $42,725,017       100       6.57      $427,250        6.909      359.86   602     82.0
$450,000.01 - $500,000.00        $22,420,789        47       3.45      $477,038        6.880      359.85   603     81.2
$500,000.01 - $550,000.00         $9,471,870        18       1.46      $526,215        6.649      359.89   611     79.0
$550,000.01 - $600,000.00         $4,667,200         8       0.72      $583,400        6.628      360.00   607     75.9
$600,000.01 - $650,000.00           $631,500         1       0.10      $631,500        6.600      360.00   594     75.0




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                      Range of Current Balance
-------------------------------------------------------------------------------------------------------------------------

                                    CURRENT       # OF      % OF        AVERAGE        GROSS       REMG.            ORIG
DESCRIPTION                         BALANCE       LOAN      TOTAL       BALANCE         WAC        TERM    FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
$650,000.01 - $700,000.00          $688,000        1         0.11      $688,000        8.875       360.00   550    69.9
$750,000.01 - $800,000.00          $800,000        1         0.12      $800,000        6.500       360.00   717    71.1
$800,000.01 - $850,000.00          $840,000        1         0.13      $840,000        7.400       360.00   562    70.0
> $900,000.00                      $998,356        1         0.15      $998,356        7.000       358.00   707    78.4
--------------------------------------------------------------------------------------------------------------------------
                               $650,389,697    3,394       100.00      $191,629        7.174       358.45   601    80.4
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                           State
--------------------------------------------------------------------------------------------------------------------------
                                    CURRENT       # OF      % OF        AVERAGE        GROSS       REMG.            ORIG
DESCRIPTION                         BALANCE       LOAN      TOTAL       BALANCE         WAC        TERM    FICO      LTV
--------------------------------------------------------------------------------------------------------------------------
Alabama                          $5,497,576       37         0.85      $148,583        7.588       359.82   595    84.7
Alaska                             $188,850        1         0.03      $188,850        7.800       360.00   612   100.0
Arizona                         $17,167,429      119         2.64      $144,264        7.153       357.03   611    81.8
Arkansas                           $801,494       12         0.12       $66,791        9.406       359.82   586    86.9
California                     $217,959,383      780        33.51      $279,435        6.680       359.36   603    78.2
Colorado                        $17,556,204       88         2.70      $199,502        6.849       359.82   605    82.8
Connecticut                     $10,797,877       53         1.66      $203,734        7.436       359.80   584    79.2
Delaware                         $2,017,055        8         0.31      $252,132        7.409       359.84   596    85.4
District of Columbia             $1,501,115        7         0.23      $214,445        7.436       359.17   594    82.1
Florida                         $37,648,476      238         5.79      $158,187        7.370       358.79   596    82.5
Georgia                         $20,100,761      130         3.09      $154,621        7.719       358.66   602    82.7
Hawaii                           $3,524,400       13         0.54      $271,108        6.919       359.88   599    82.8
Idaho                            $1,989,029       17         0.31      $117,002        7.421       347.88   610    84.2
Illinois                        $23,441,254      135         3.60      $173,639        7.725       359.84   596    82.1
Indiana                          $4,518,113       43         0.69      $105,072        8.052       356.64   596    81.9
Iowa                             $1,370,225       10         0.21      $137,023        7.674       352.58   606    86.4
Kansas                           $3,253,530       20         0.50      $162,676        8.086       359.69   601    85.4
Kentucky                         $2,894,060       27         0.44      $107,187        7.193       353.83   599    82.1
Louisiana                        $3,046,098       27         0.47      $112,818        7.771       353.03   611    84.4
Maine                              $787,534        6         0.12      $131,256        7.391       359.84   591    85.2
Maryland                        $19,221,966       87         2.96      $220,942        7.434       359.81   592    80.7
Massachusetts                   $18,360,377       80         2.82      $229,505        6.882       359.33   596    74.2
Michigan                        $16,118,890      123         2.48      $131,048        7.892       359.69   598    84.5
Minnesota                        $8,734,893       46         1.34      $189,889        7.572       357.68   611    82.7
Mississippi                      $1,538,120       17         0.24       $90,478        8.155       359.90   590    87.8
Missouri                         $8,207,673       72         1.26      $113,995        7.798       359.74   600    83.6
Montana                          $1,169,035       10         0.18      $116,904        7.182       360.00   615    81.2
Nebraska                           $374,200        3         0.06      $124,733        6.682       360.00   613    88.1
Nevada                          $23,499,861      112         3.61      $209,820        7.155       359.66   601    79.2
New Hampshire                    $6,572,768       30         1.01      $219,092        6.936       359.94   600    81.8
New Jersey                      $23,603,732      105         3.63      $224,797        7.622       357.36   587    79.7
New Mexico                       $1,705,641       13         0.26      $131,203        7.497       360.00   610    79.0
New York                        $29,967,052      120         4.61      $249,725        7.196       358.44   597    78.9




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                             State
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF      % OF       AVERAGE       GROSS   REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN      TOTAL      BALANCE        WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
North Carolina                        $6,310,824      48       0.97      $131,476      8.007   359.78     589     86.2
North Dakota                            $133,900       1       0.02      $133,900      7.875   360.00     553     95.0
Ohio                                  $5,864,985      55       0.90      $106,636      7.788   359.34     598     83.4
Oklahoma                              $2,086,836      22       0.32       $94,856      7.617   345.61     621     86.3
Oregon                                $5,786,140      34       0.89      $170,181      7.033   351.29     601     80.8
Pennsylvania                         $11,316,236      80       1.74      $141,453      7.782   350.64     599     82.2
Rhode Island                          $1,138,388       7       0.18      $162,627      7.498   359.72     590     76.0
South Carolina                        $3,019,479      24       0.46      $125,812      8.042   359.60     597     88.3
South Dakota                            $159,000       2       0.02       $79,500      7.222   360.00     660     71.0
Tennessee                             $7,269,051      65       1.12      $111,832      7.399   354.91     610     83.4
Texas                                $27,277,325     228       4.19      $119,637      7.577   354.13     611     81.5
Utah                                  $5,051,515      30       0.78      $168,384      6.823   359.68     635     81.7
Vermont                                 $657,100       4       0.10      $164,275      6.833   360.00     632     73.8
Virginia                             $21,421,925      99       3.29      $216,383      7.354   356.72     594     81.4
Washington                           $11,295,694      59       1.74      $191,452      6.903   359.72     605     82.9
West Virginia                         $1,844,410      13       0.28      $141,878      8.162   359.92     615     86.6
Wisconsin                             $3,767,067      29       0.58      $129,899      7.635   355.73     611     79.4
Wyoming                                 $855,150       5       0.13      $171,030      7.471   360.00     596     79.5
--------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394     100.00      $191,629      7.174   358.45     601     80.4

---------------------------------------------------------------------------------------------------------------------------

                                                         Loan-to-Value Ratios
---------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF      % OF       AVERAGE       GROSS   REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN      TOTAL      BALANCE        WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
<= 50.00                             $10,816,696      77       1.66      $140,477      7.093   352.14     580     42.5
50.01 - 55.00                         $6,749,907      38       1.04      $177,629      6.788   355.18     597     52.7
55.01 - 60.00                        $14,876,388      75       2.29      $198,352      7.086   356.15     573     58.2
60.01 - 65.00                        $23,060,499     118       3.55      $195,428      7.032   357.02     581     63.2
65.01 - 70.00                        $37,928,756     190       5.83      $199,625      7.069   355.40     577     68.7
70.01 - 75.00                        $47,338,389     228       7.28      $207,625      7.189   357.82     582     73.7
75.01 - 80.00                       $249,605,477   1,391      38.38      $179,443      6.927   358.99     615     79.6
80.01 - 85.00                        $82,024,504     382      12.61      $214,724      7.155   359.45     589     84.1
85.01 - 90.00                       $124,053,176     579      19.07      $214,254      7.331   359.25     600     89.4
90.01 - 95.00                        $31,994,204     171       4.92      $187,101      8.144   357.52     605     94.5
95.01 - 100.00                       $21,941,700     145       3.37      $151,322      8.262   359.20     616     99.7
--------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394     100.00      $191,629      7.174   358.45     601     80.4
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                        Range of Current Gross Coupon
--------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF      % OF       AVERAGE       GROSS   REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN      TOTAL      BALANCE        WAC    TERM     FICO     LTV
--------------------------------------------------------------------------------------------------------------------------
<= 4.000                                $225,000       1       0.03      $225,000      4.000   360.00     546     71.4




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                     Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF     % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE     LOAN     TOTAL       BALANCE        WAC     TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                           $150,000       1       0.02      $150,000       4.250   360.00     644      86.7
4.501 - 5.000                         $1,125,200       4       0.17      $281,300       4.915   359.82     618      67.6
5.001 - 5.500                         $9,525,585      35       1.46      $272,160       5.417   359.62     613      76.3
5.501 - 6.000                        $70,902,193     284      10.90      $249,656       5.882   359.41     617      77.2
6.001 - 6.500                       $126,293,977     556      19.42      $227,147       6.353   358.80     613      78.6
6.501 - 7.000                       $142,973,871     693      21.98      $206,312       6.814   358.38     607      79.4
7.001 - 7.500                        $99,145,866     530      15.24      $187,068       7.323   357.97     600      81.4
7.501 - 8.000                        $88,909,238     496      13.67      $179,252       7.799   358.62     595      82.6
8.001 - 8.500                        $41,068,842     270       6.31      $152,107       8.325   357.23     581      82.5
8.501 - 9.000                        $35,459,158     235       5.45      $150,890       8.773   359.41     576      84.5
9.001 - 9.500                        $15,542,865     115       2.39      $135,155       9.289   358.10     570      83.4
9.501 - 10.000                        $9,776,329      76       1.50      $128,636       9.791   355.13     569      86.9
10.001 - 10.500                       $3,839,560      34       0.59      $112,928      10.314   359.84     562      85.4
10.501 - 11.000                       $3,145,306      31       0.48      $101,461      10.756   354.86     549      79.7
11.001 - 11.500                         $970,540      13       0.15       $74,657      11.330   350.90     547      80.9
11.501 - 12.000                         $845,789      12       0.13       $70,482      11.869   352.45     557      80.9
12.001 - 12.500                         $263,116       4       0.04       $65,779      12.405   359.08     577      87.2
12.501 - 13.000                         $112,100       2       0.02       $56,050      12.783   291.76     556      80.2
13.001 - 13.500                          $50,328       1       0.01       $50,328      13.500   358.00     634      95.0
> 14.000                                 $64,834       1       0.01       $64,834      14.390   312.00     438      57.0
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394     100.00      $191,629       7.174   358.45     601      80.4
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                   Property Type
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF     % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE     LOAN     TOTAL       BALANCE        WAC     TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
SFR                                 $495,998,992   2,642      76.26      $187,736       7.171   358.44     599      80.2
PUD                                  $99,441,253     475      15.29      $209,350       7.156   359.50     603      82.2
CND                                  $33,412,613     181       5.14      $184,600       7.119   358.08     611      81.6
2 FAM                                $16,249,179      71       2.50      $228,862       7.351   355.47     618      76.8
3 FAM                                 $3,037,550      12       0.47      $253,129       6.940   360.00     585      73.1
4 FAM                                   $995,276       4       0.15      $248,819       8.309   344.08     649      79.0
CNDP                                    $947,400       4       0.15      $236,850       7.852   359.42     598      65.8
MNF                                     $307,433       5       0.05       $61,487       9.517   257.10     659      70.7
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394     100.00      $191,629       7.174   358.45     601      80.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                   Purpose
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF     % OF        AVERAGE       GROSS    REMG.             ORIG
DESCRIPTION                              BALANCE     LOAN     TOTAL       BALANCE        WAC     TERM      FICO     LTV
-------------------------------------------------------------------------------------------------------------------------
RCO                                 $404,280,535   1,956      62.16      $206,687       7.153   357.81     591      78.5
PUR                                 $218,846,952   1,266      33.65      $172,865       7.202   359.55     619      83.8




------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement.
Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
-------------------------------------------------------------------------------------------------------------------------
                                                   Purpose
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF    % OF         AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN    TOTAL        BALANCE       WAC      TERM     FICO    LTV
-------------------------------------------------------------------------------------------------------------------------
RNC                                  $27,262,209     172     4.19        $158,501      7.252   359.11     597     81.9
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601     80.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                 Occupancy
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF    % OF         AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN    TOTAL        BALANCE       WAC      TERM     FICO    LTV
-------------------------------------------------------------------------------------------------------------------------
OO                                  $636,615,731   3,308    97.88        $192,447      7.166   358.51     601     80.5
INV                                  $10,181,401      68     1.57        $149,726      7.429   354.10     615     77.6
2H                                    $3,592,565      18     0.55        $199,587      7.890   359.86     608     73.7
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601     80.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF    % OF         AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN    TOTAL        BALANCE       WAC      TERM     FICO    LTV
-------------------------------------------------------------------------------------------------------------------------
121 - 180                             $4,532,836      45     0.70        $100,730      7.497   179.63     598     70.2
181 - 300                               $376,439       3     0.06        $125,480      8.283   248.80     574     77.0
301 - 360                           $645,480,422   3,346    99.25        $192,911      7.171   359.77     601     80.5
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601     80.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                        Collateral Grouped by Document Type
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF    % OF         AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN    TOTAL        BALANCE       WAC      TERM     FICO    LTV
-------------------------------------------------------------------------------------------------------------------------
FULL                                $434,124,448   2,357    66.75        $184,185      7.105   358.61     595     81.1
STATED INCOME                       $216,265,248   1,037    33.25        $208,549      7.311   358.13     612     79.1
-------------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601     80.4
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                 Collateral Grouped by FICO
-------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF    % OF         AVERAGE      GROSS     REMG.            ORIG
DESCRIPTION                              BALANCE     LOAN    TOTAL        BALANCE       WAC      TERM     FICO    LTV
-------------------------------------------------------------------------------------------------------------------------
781 - 800                               $264,000       1     0.04        $264,000      6.500   360.00     782     80.0
761 - 780                               $354,043       4     0.05         $88,511      6.769   359.46     767     75.9
741 - 760                             $2,641,899      14     0.41        $188,707      6.505   356.41     750     79.7
721 - 740                             $3,862,139      20     0.59        $193,107      6.565   359.96     728     79.8
701 - 720                             $7,490,212      38     1.15        $197,111      6.651   356.55     709     78.1
681 - 700                            $12,359,041      69     1.90        $179,117      6.698   358.91     690     78.2
661 - 680                            $21,766,053     130     3.35        $167,431      6.889   359.80     670     79.4





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------------
                                                   Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT    # OF    % OF          AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE    LOAN    TOTAL         BALANCE        WAC    TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------
641 - 660                            $49,384,620     286     7.59        $172,673      6.947   357.72     649     80.7
621 - 640                           $101,284,212     491    15.57        $206,281      6.987   358.48     630     83.4
601 - 620                           $151,050,037     746    23.22        $202,480      6.932   358.76     611     82.2
581 - 600                           $102,176,599     529    15.71        $193,150      7.156   358.77     591     81.7
561 - 580                            $73,071,409     351    11.24        $208,181      7.253   358.54     570     78.6
541 - 560                            $58,978,008     317     9.07        $186,050      7.585   356.88     551     78.1
521 - 540                            $42,892,753     253     6.59        $169,537      7.939   358.93     531     76.4
501 - 520                            $21,089,002     133     3.24        $158,564      8.267   358.42     511     72.1
<= 500                                $1,725,670      12     0.27        $143,806      8.842   357.45     491     68.7
-----------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601     80.4
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                 Grade
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT    # OF    % OF          AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE    LOAN    TOTAL         BALANCE        WAC    TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------
A                                   $501,931,277   2,639    77.17        $190,198      7.103   358.52     608    81.8
A-                                   $46,220,718     214     7.11        $215,985      7.113   358.82     585    77.9
B                                    $54,639,788     281     8.40        $194,448      7.409   358.86     578    76.1
C                                    $31,977,572     169     4.92        $189,216      7.677   356.85     568    72.3
C-                                    $9,733,618      57     1.50        $170,765      7.664   356.26     579    75.9
D                                     $5,886,724      34     0.91        $173,139      7.986   357.95     565    71.0
-----------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601    80.4
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------
                                         CURRENT    # OF    % OF          AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION                              BALANCE    LOAN    TOTAL         BALANCE        WAC    TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------
0                                   $189,452,845   1,042    29.13        $181,817      7.606   358.05     597    80.8
6                                       $580,405       4     0.09        $145,101      6.691   359.00     633    81.2
12                                   $36,301,568     156     5.58        $232,702      7.123   359.42     598    77.6
21                                      $193,365       1     0.03        $193,365      7.800   359.00     580    89.2
24                                   $54,442,130     276     8.37        $197,254      7.113   359.05     605    81.2
36                                  $331,779,063   1,707    51.01        $194,364      6.975   359.32     601    80.8
60                                   $37,640,321     208     5.79        $180,963      6.889   351.01     615    76.9
-----------------------------------------------------------------------------------------------------------------------
                                    $650,389,697   3,394   100.00        $191,629      7.174   358.45     601    80.4
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                           Range of Months to Roll          (Excludes   414   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------
                      WA                 CURRENT    # OF     % OF         AVERAGE      GROSS    REMG.            ORIG
DESCRIPTION           MTR                BALANCE    LOAN    TOTAL         BALANCE       WAC     TERM      FICO    LTV
-----------------------------------------------------------------------------------------------------------------------
0 - 6                 5                 $337,051       4     0.06         $84,263     10.259   315.35     569    89.8




Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report


---------------------------------------------------------------------------------------------------------------------------------
                                                                  Range of Months to Roll  (Excludes  414  Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                               WA        CURRENT    # OF      % OF        AVERAGE        GROSS   REMG.           ORIG
DESCRIPTION                   MTR        BALANCE    LOAN     TOTAL        BALANCE         WAC    TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
19 - 24                        23    $56,131,934     320      9.70       $175,412       7.339  359.22     606    82.4
25 - 31                        29       $304,012       3      0.05       $101,337       7.665  353.33     600    80.0
32 - 37                        36   $521,958,253   2,653     90.19       $196,743       7.170  359.85     598    80.8
---------------------------------------------------------------------------------------------------------------------------------
                                    $578,731,251   2,980    100.00       $194,205       7.188  359.76     599    80.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Margin               (Excludes   414   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT    # OF      % OF        AVERAGE        GROSS   REMG.           ORIG
DESCRIPTION                              BALANCE    LOAN     TOTAL        BALANCE         WAC    TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                           $504,000       2      0.09       $252,000       4.810  359.60     614    80.0
4.001 - 5.000                        $33,180,287     129      5.73       $257,212       5.857  359.83     613    74.1
5.001 - 6.000                       $176,114,548     813     30.43       $216,623       6.598  359.91     605    78.4
6.001 - 7.000                       $179,977,732     915     31.10       $196,697       7.175  359.67     604    81.3
7.001 - 8.000                       $115,762,915     646     20.00       $179,200       7.706  359.71     595    84.0
8.001 - 9.000                        $58,938,824     359     10.18       $164,175       8.163  359.69     577    84.3
9.001 - 10.000                       $11,465,565      91      1.98       $125,995       9.566  359.64     561    83.3
10.001 - 11.000                       $2,189,031      21      0.38       $104,240      10.161  359.66     545    82.7
11.001 - 12.000                         $137,600       2      0.02        $68,800      11.933  360.00     509    66.9
12.001 - 13.000                          $66,500       1      0.01        $66,500       7.000  360.00     633    60.5
> 13.000                                $394,250       1      0.07       $394,250       6.875  360.00     569    95.0
---------------------------------------------------------------------------------------------------------------------------------
6.659                               $578,731,251   2,980    100.00       $194,205       7.188  359.76     599    80.9
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Maximum Rates                (Excludes   414   Fixed Rate Mortgages)
---------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT    # OF      % OF        AVERAGE        GROSS   REMG.           ORIG
DESCRIPTION                              BALANCE    LOAN     TOTAL        BALANCE         WAC    TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000                         $349,000       2      0.06       $174,500       4.622  360.00     592    74.5
11.001 - 11.500                         $514,000       4      0.09       $128,500       5.470  360.00     630    82.0
11.501 - 12.000                       $3,517,725      16      0.61       $219,858       5.680  359.91     622    76.0
12.001 - 12.500                      $19,039,383      74      3.29       $257,289       5.967  359.49     621    77.8
12.501 - 13.000                      $75,631,203     314     13.07       $240,864       6.056  359.81     614    78.5
13.001 - 13.500                     $112,467,925     508     19.43       $221,394       6.484  359.81     607    79.8
13.501 - 14.000                     $120,618,405     598     20.84       $201,703       6.924  359.79     602    80.4
14.001 - 14.500                      $83,102,407     450     14.36       $184,672       7.397  359.78     598    81.3
14.501 - 15.000                      $75,468,892     404     13.04       $186,804       7.877  359.78     592    82.8
15.001 - 15.500                      $33,535,153     210      5.79       $159,691       8.395  359.76     581    82.4
15.501 - 16.000                      $28,275,249     185      4.89       $152,839       8.840  359.82     576    84.9
16.001 - 16.500                      $11,813,650      87      2.04       $135,789       9.328  359.74     571    85.3
16.501 - 17.000                       $7,541,280      55      1.30       $137,114       9.856  359.83     562    86.9
17.001 - 17.500                       $3,097,590      26      0.54       $119,138      10.300  359.87     558    84.2
17.501 - 18.000                       $2,063,916      23      0.36        $89,735      10.751  357.16     556    82.8






------------------------------------------------------------------------------
     Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
------------------------------------------------------------------------------------------------------------------------
                                            Range of Maximum Rates         (Excludes   414  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                              BALANCE      LOAN   TOTAL        BALANCE         WAC    TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------------
18.001 - 18.500                         $753,310       10    0.13         $75,331      11.311   360.00    535    78.8
18.501 - 19.000                         $541,239        8    0.09         $67,655      11.926   348.20    559    80.7
19.001 - 19.500                         $216,162        3    0.04         $72,054      12.439   359.31    561    86.6
> 19.500                                $184,762        3    0.03         $61,587      13.492   342.61    525    75.0
------------------------------------------------------------------------------------------------------------------------
14.056                              $578,731,251    2,980  100.00        $194,205       7.188   359.76    599    80.9


------------------------------------------------------------------------------------------------------------------------
                                               Initial Periodic Rate Cap          (Excludes   414  Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                              BALANCE      LOAN   TOTAL        BALANCE         WAC    TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                 $1,473,494        9    0.25        $163,722       7.371   359.89    584    84.4
1.050                                   $184,900        1    0.03        $184,900       8.950   360.00    632   100.0
1.500                               $469,325,774    2,345   81.10        $200,139       7.123   359.88    599    80.6
2.000                                 $4,383,586       25    0.76        $175,343       7.212   358.86    616    83.2
3.000                               $103,363,497      600   17.86        $172,272       7.475   359.26    600    82.0
------------------------------------------------------------------------------------------------------------------------
                                    $578,731,251    2,980  100.00        $194,205       7.188   359.76    599    80.9
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                               Subsequent Periodic Rate Cap   (Excludes   414   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                              BALANCE      LOAN   TOTAL        BALANCE         WAC    TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------------
1.000                                $90,434,546      521   15.63        $173,579       7.427   359.24    601    82.2
1.500                               $485,772,821    2,445   83.94        $198,680       7.142   359.86    599    80.7
1.650                                   $121,500        1    0.02        $121,500       8.950   360.00    548    90.0
2.000                                 $2,038,431       11    0.35        $185,312       7.057   358.79    610    85.4
3.000                                   $363,953        2    0.06        $181,976       8.979   359.73    569    76.9
------------------------------------------------------------------------------------------------------------------------
                                    $578,731,251    2,980  100.00        $194,205       7.188   359.76    599    80.9
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                           Range of Lifetime Rate Floor       (Excludes    414   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT      # OF    % OF        AVERAGE       GROSS    REMG.           ORIG
DESCRIPTION                              BALANCE      LOAN   TOTAL        BALANCE         WAC    TERM     FICO   LTV
------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                           $225,000        1    0.04        $225,000       4.000   360.00    546    71.4
4.001 - 5.000                         $1,635,200        6    0.28        $272,533       5.478   359.88    620    74.3
5.001 - 6.000                        $73,366,484      295   12.68        $248,700       5.831   359.89    615    77.8
6.001 - 7.000                       $232,412,007    1,074   40.16        $216,399       6.618   359.81    607    79.6
7.001 - 8.000                       $170,722,374      916   29.50        $186,378       7.551   359.72    597    82.3
8.001 - 9.000                        $69,628,768      443   12.03        $157,176       8.528   359.74    577    83.6
9.001 - 10.000                       $23,126,351      166    4.00        $139,315       9.477   359.76    568    85.3
> 10.000                              $7,615,067       79    1.32         $96,393      10.804   357.86    554    82.9




-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[Logo Omitted]  Countrywide(R)                       Computational Materials for
SECURITIES CORPORATION     Countrywide Asset-Backed Certificates, Series 2004-11
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Aggregate

                        ARM and Fixed         $650,389,697

                                Detailed Report
------------------------------------------------------------------------------------------------------------------------
                      Range of Lifetime Rate Floor                       (Excludes   414   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE     LOAN     TOTAL       BALANCE       WAC      TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------
                                    $578,731,251   2,980     100.00      $194,205      7.188    359.76    599    80.9
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                               Next Interest Adjustment Date     (Excludes   414   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------
                                         CURRENT     # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                              BALANCE     LOAN     TOTAL       BALANCE       WAC      TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------------
01/05                                    $97,378       1       0.02       $97,378     10.625    303.00    621   100.0
02/05                                    $80,839       1       0.01       $80,839     11.750    281.00    570    91.8
03/05                                    $64,834       1       0.01       $64,834     14.390    312.00    438    57.0
04/05                                    $94,000       1       0.02       $94,000      5.750    360.00    606   100.0
05/06                                   $484,905       2       0.08      $242,452      8.339    355.00    584    76.1
06/06                                   $555,425       3       0.10      $185,142      7.172    356.00    593    81.6
07/06                                 $1,742,230      14       0.30      $124,445      7.969    357.06    581    88.0
08/06                                 $6,894,099      38       1.19      $181,424      7.168    358.00    613    87.1
09/06                                $21,113,051     123       3.65      $171,651      7.265    359.03    610    82.1
10/06                                $20,884,228     116       3.61      $180,036      7.416    360.00    601    80.9
11/06                                 $4,457,996      24       0.77      $185,750      7.261    360.00    615    81.4
03/07                                   $202,872       2       0.04      $101,436      7.747    353.00    582    80.0
04/07                                   $101,140       1       0.02      $101,140      7.500    354.00    637    80.0
06/07                                   $298,027       2       0.05      $149,013      6.088    356.00    621    84.4
07/07                                 $1,892,336       8       0.33      $236,542      7.768    357.00    616    84.8
08/07                                 $8,918,999      50       1.54      $178,380      7.547    358.02    598    83.1
09/07                                $55,360,732     281       9.57      $197,013      7.424    359.03    604    82.9
10/07                               $362,200,731   1,812      62.59      $199,890      7.144    360.00    597    80.8
11/07                                $93,287,429     500      16.12      $186,575      7.072    360.00    601    79.2
------------------------------------------------------------------------------------------------------------------------
                                    $578,731,251   2,980     100.00      $194,205      7.188    359.76    599    80.9
------------------------------------------------------------------------------------------------------------------------













------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.